Exhibit 10.1

EXECUTION VERSION

GRITSTONE ONCOLOGY, INC.

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (“Agreement”) is made as of January 29, 2021 (the “Effective Date”), by and between Gritstone Oncology, Inc., a Delaware corporation (the “Company”), and Gilead Sciences, Inc., a Delaware corporation (the “Purchaser”).

RECITALS

A. The Company and the Purchaser have entered into that certain Collaboration, Option and License Agreement, dated as of January 29, 2021 (the “Collaboration Agreement”).

B. Pursuant to its obligations under the Collaboration Agreement, the Purchaser is obligated purchase, and the Company is obligated to issue, sell and deliver, upon the terms and conditions stated in this Agreement, shares of common stock, par value $0.0001 per share (the “Common Stock”), of the Company with a value of $30,000,000.

C. Concurrent with the execution and delivery hereof, the Company and Purchaser shall have entered into a Stockholder Agreement, dated as of the date hereof (the “Stockholder Agreement”), with such Stockholder Agreement.

D. In connection with the Closing, the Purchaser has delivered to the Company a completed copy of the Purchaser Questionnaire in the form attached hereto as Appendix I (the “Purchaser Questionnaire”).

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Purchaser hereby agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF THE SHARES.

The Company has authorized the sale and issuance to the Purchaser of 1,169,591 shares of its Common Stock, on the terms and subject to the conditions set forth in this Agreement. The shares of Common Stock sold hereunder at the Closing (as defined below) shall be referred to as the “Shares.”

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE SHARES.

At the Closing (as defined in Section 3), the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, the Shares, free and clear of all liens, encumbrances or restrictions on transfer, other than the restrictions set forth in this Agreement and the Stockholder Agreement and applicable federal securities laws, at a purchase price of $25.64999218 per Share for an aggregate purchase price of $30,000,000 (the “Aggregate Purchase Price”), which Shares will have been duly and validly authorized and issued, fully paid and non-

assessable at the time of issuance by the Company prior to the Closing. In the event of any stock dividend, stock split, combination of shares, recapitalization, or other similar change in the capital structure of the Company after the Effective Date and on or prior to the Closing that affects or relates to the Common Stock, the number of Shares shall be adjusted proportionately. The parties hereto agree that for income tax purposes, the Shares issued hereunder have a fair market value of $25.64999218 per share and are being received as arms-length consideration in a transaction separate and apart from the transaction contemplated by the Collaboration Agreement. The parties hereto agree that they shall file all income tax returns in a manner consistent with the foregoing and shall not take any position in any tax contest, audit, or proceeding or otherwise contrary thereto, unless required pursuant to a “final determination,” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

SECTION 3. CLOSING AND DELIVERY.

3.1 Closing. Subject to the terms and conditions set forth herein, the closing of the purchase and sale of the Shares pursuant to this Agreement (the “Closing”) shall be held on the date hereof (the “Closing Date”) concurrently with the execution and delivery of this Agreement at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, remotely via electronic exchange of documents and signatures or on such other date and place as may be agreed to by the Company and the Purchaser. At the Closing, the Purchaser shall pay the Aggregate Purchase Price to the Company by wire transfer of immediately available funds to an account designated in writing by the Company to the Purchaser not less than two (2) Business Days prior to the Closing Date, and each of the Purchaser and the Company shall execute and deliver to the other, each of the agreements or other documents required to be executed by it as of the Closing Date pursuant to this Section 3. For the purposes of this Agreement, “Business Day” means each day that is not: (a) Saturday, Sunday or other day on which commercial banks in New York, New York or San Francisco, California are authorized or obligated by Law or executive order to close or (b) the Sunday through Saturday period containing July 4 of any given year or (c) December 26 through December 31.

3.2 Issuance of the Shares at the Closing. At the Closing, the Company shall issue and deliver to the Purchaser evidence of a book entry position evidencing the Shares issued by the Company and purchased by the Purchaser hereunder, registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the Shares to be purchased by the Purchaser at the Closing against payment of the Aggregate Purchase Price for the Shares. The name(s) in which the shares are to be issued to the Purchaser is set forth in the Purchaser Questionnaire.

3.3 Receipt of Payment. On the Closing Date, the Company shall receive payment of the Aggregate Purchase Price, by wire transfer of immediately available funds.

3.4 Receipt of Executed Documents. On the Closing Date, (i) the Purchaser shall execute and deliver to the Company the Purchaser Questionnaire and the Cross-Receipt, (ii) the Company shall execute and deliver to the Purchaser the Cross Receipt, (iii) the Purchaser shall have received an opinion of Latham & Watkins LLP, special counsel to the Company, dated as of the Closing Date, in the form attached hereto as Appendix IV and (iv) the Purchaser shall have received a certificate of the secretary of the Company, dated as of the Closing Date, certifying that attached thereto is a true and complete copy of all resolutions adopted by the Board authorizing the execution, delivery and performance of the Transaction Documents and the transactions required thereby and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions required hereby as of the Closing Date. Prior to the Closing Date, the Company has delivered to the Purchaser a good standing certificate for the Company, issued by the Secretary of State of the State of Delaware, dated not less than five (5) Business Days prior to the Closing Date.

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as set forth in the Filed SEC Documents (as defined below) which disclosures qualify the representations and warranties in their entirety, the Company hereby represents and warrants as of the Effective Date to, and covenants with, the Purchaser as follows:

4.1 Organization and Standing. The Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as presently conducted and as proposed to be conducted as described in the SEC Documents (as defined below) filed and publicly available at least one (1) Business Day prior to the Effective Date (the “Filed SEC Documents”), and (ii) is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except in the case of clause (ii) above, to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. Gritstone Biopharmaceuticals UK Ltd. is the only subsidiary of the Company and the Company does not own or hold any securities or other ownership interests in, or control of, any other individual, entity, corporation, partnership, limited liability company, incorporated or unincorporated association, trust, joint venture, joint stock company, government (or an agency or subdivision thereof) or other entity or organization of any kind (collectively, a “Person”). For purposes of this Agreement, “Material Adverse Effect” means any effect, change, development, event, circumstance, occurrence, condition, fact or state of fact that, individually or in the aggregate (x) has, or would reasonably be expected to have, (i) a material adverse effect on the validity or enforceability of this Agreement, or (ii) a material adverse effect on the condition (financial or otherwise), earnings, business, assets, results of operations or properties of the Company, or (y) would, or would reasonably be expected to, prevent, delay or impair the Company’s ability to perform its obligations under this Agreement.

4.2 Corporate Power; Authorization. The Company has all requisite corporate power and authority, and has taken all requisite corporate action required by applicable law, to execute and deliver this Agreement and the Stockholder Agreement, and the exhibits, annexes and other documents contemplated thereby (collectively, the “Transaction Documents”), sell and issue the Shares and carry out and perform all of its obligations under the Transaction Documents. The execution and delivery of this Agreement and the other Transaction Documents, by the Company and the consummation by it of the transactions required hereby (including the issuance and sale of the Shares by the Company) and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company or the Board of Directors of the Company (the “Board”) in connection herewith. Each Transaction Document has been duly executed by the Company, and when delivered, constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally (collectively, the “Enforceability Limitations”), and (ii) as limited by equitable principles generally, including any specific performance. No vote by the stockholders of the Company is required to enter into this Agreement or consummate the transactions contemplated hereby, including the issuance and sale of the Shares.

4.3 Issuance and Delivery of the Shares. The Shares have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances or restrictions on transfer, other than the restrictions set forth in this Agreement and the Stockholder Agreement and applicable federal securities laws. Assuming the accuracy of the representations made by the Purchaser in Section 5, the offer and issuance by the Company of the Shares is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Neither the Company nor any Person acting on its behalf (including but not limited to Cowen and Company, LLC) has directly or indirectly made any offer or sale of any security or solicited any offer to buy or sell any security, under any circumstances that would require registration of the Shares under the Securities Act.

4.4 SEC Documents; Financial Statements.

(a) The Company has filed in a timely manner all documents (including all exhibits and all other information incorporated therein), reports, schedules, forms, statements that the Company was required to file with the Securities and Exchange Commission (the “Commission”) under Sections 13, 14(a) and 15(d) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable rules and regulations of the SEC promulgated thereunder, since becoming subject to the requirements of the Exchange Act. As of their respective filing dates (or, if amended prior to the date of this Agreement, when amended), all documents (including all exhibits and all other information incorporated therein), reports, schedules, forms, statements filed by the Company with the Commission (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) present fairly the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Exchange Act, the published rules and regulations of the SEC, and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). Ernst & Young LLP, who have certified certain financial statements of the Company delivered their report with respect to the audited financial statements and schedules included in the SEC Documents, are independent public accountants with respect to the Company within the meaning of the Exchange Act and the applicable published rules and regulations thereunder.

(b) The Company maintains “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) and such disclosure controls and procedures are effective at the reasonable assurance level. Based on its most recent evaluation, the Company is not aware of any “significant deficiencies” or “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of internal control over financial reporting (“Internal Controls”) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial data or (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer of the Company and each former principal financial officer of the Company, as applicable) has made all certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 with respect to all reports, schedules, forms, statements and other documents required to be filed by the Company with the Commission.

4.5 Capitalization. The authorized capital stock of the Company consists of 300,000,000 shares of common stock and 10,000,000 shares of undesignated Preferred Stock. As of the Effective Date, there are no shares of Preferred Stock issued and outstanding and there are 47,623,138 shares of Common Stock issued and outstanding, of which no shares are owned by the Company. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has no capital stock reserved for issuance, except that, as of the Effective Date, there are (i) 4,979,094 shares of Common Stock reserved for issuance pursuant to the Company’s equity incentive plans, of which 4,101,094 shares are issuable upon the exercise of stock options outstanding on the Effective Date, and 878,000 shares are issuable upon the vesting of restricted stock units outstanding on the Effective Date, (ii) 2,228,435 shares of Common Stock reserved for issuance pursuant to the Company’s employee stock purchase plan and (iii) 27,480,719 shares of Common Stock reserved for issuance upon the exercise of outstanding warrants. There are no bonds, debentures, notes or other indebtedness having voting rights (or convertible into securities having such rights) (“Voting Debt”) of the Company issued and outstanding. Except as stated above, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or Voting Debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. The issuance of Common Stock or other securities pursuant to any provision of this Agreement will not give rise to any preemptive rights or rights of first refusal on behalf of any Person or result in the triggering of any anti-dilution rights. The Company does not have any outstanding shareholder purchase rights or “poison pill” or any similar agreement or arrangement in effect. Other than the Amended and Restated Investors’ Rights Agreement, dated as of June 29, 2018, by and among the Company and the investors listed therein, and the Sales Agreement dated October 15, 2019 by and between the Company and Cowen and Company, LLC, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act or relating to the voting of shares of capital stock of the Company or the giving of written consents by a stockholder or director of the Company. Each authorized share of Common Stock is entitled to one (1) vote.

4.6 Litigation. No action, suit, proceeding or investigation by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or threatened in writing, or to the best knowledge of the Company, threatened orally that has had or will have a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business. There are no current or pending audits or investigations, actions, suits or proceedings by or before any court, regulatory body, administrative agency, governmental body, arbitrator or other authority that are required under the Securities Act to be described in the Filed SEC Documents that are not so described.

4.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, notice, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by the Transaction Documents except for the filing of a Form D with the Commission under the Securities Act and compliance with the securities and “Blue Sky” laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws.

4.8 No Default or Consents. Neither the execution, delivery or performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby (including, without limitation, the issuance and sale by the Company of the Shares) will conflict with, result in a default under (or an event which, with notice or lapse of time or both, would become a default under), conflict with, or give rise to any right of termination cancellations, or acceleration, breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary pursuant to, (i) the certificate of incorporation or by-laws of the Company, (ii) the terms of any indenture, contract, lease, license, collaboration agreement, development agreement, joint venture, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its or their property is subject, (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or its subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiary or any of their respective properties, or (iv) result in any encumbrance upon any of the Shares, other than restrictions on resale pursuant to securities Laws or restrictions contained in the Transaction Documents, except in the case of clauses (ii) and (iii) above, for any conflict, breach or violation of, or imposition that would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

4.9 No Material Adverse Change. Since September 30, 2020, (i) there have not been any changes in the authorized capital, assets, liabilities, financial condition, business, material agreements or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not, either individually or in the aggregate, materially adverse to the business, properties, financial condition or results of operations of the Company or (ii) to the Effective Date, there have not been any changes, events or occurrence that, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

4.10 No General Solicitation. Neither the Company nor any Person acting on its behalf, directly or indirectly has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Shares. The Company has offered the Shares for sale only to the Purchaser.

4.11 No Integrated Offering. Neither of the Company or any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any Company security (as defined in the Securities Act), under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the Securities Act or require registration of any of the Shares under the Securities Act or cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

4.12 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with applicable Nasdaq Global Select Market (“Nasdaq”) continued listing requirements and the Company has taken no action designed to, or which would reasonably be likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq. There are no proceedings pending or, to the Company’s knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company’s knowledge is there any reasonable basis for, the delisting of the Common Stock from Nasdaq.

4.13 Money Laundering Laws. The operations of the Company and its subsidiary are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970 and The Criminal Justice (Money Laundering and Terrorist Financing) Act of 2010 and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any court or governmental agency, authority or body or any arbitrator (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

4.14 OFAC; Anti-Corruption and Anti-Bribery Laws.

(a) Neither the Company nor, to the knowledge of the Company, any director, officer, agent or employee of the Company (i) is currently subject to any sanctions administered or imposed by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the U.S. Department of State, or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or controlled by Her Majesty’s Treasury) (such sanctions, collectively, “Sanctions” and such persons, collectively, “Sanction Persons”) or (ii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person in any manner that will result in a violation of any economic Sanctions by, or could result in the imposition of Sanctions against, any person (including any person participating in the offering, whether as underwriter, advisor, investor or otherwise). Neither the Company nor, to the knowledge of the Company, any director, officer, agent, or employee of the Company is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (x) the subject of any Sanctions; or (y) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”). The Company has not engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding two (2) years, nor does the Company have any plans to engage in dealings or transactions with Sanctioned Persons or with or in Sanctioned Countries. Within the past two (2) years, the Company has neither been the subject of any governmental investigation or inquiry regarding compliance with Sanctions nor has it been assessed any fine or penalty in regard to compliance with Sanctions.

(b) None of the Company, its subsidiary, or any director, officer, agent, employee or other authorized person acting on behalf of the Company or its subsidiary has taken any action, directly or indirectly, in violation by such persons of the Foreign Corrupt Practices Act of 1977, the Prevention of Corruption Acts 1899 to 2010 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder. No part of the proceeds from the issuance and delivery of the Shares will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977, the Prevention of Corruption Acts 1899 to 2010 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

4.15 Investment Company. The Company is not, and after giving effect to the transactions contemplated by the Transaction Agreements will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

4.16 Intellectual Property.

(a) The Company and its subsidiary owns, or holds valid and enforceable licenses (pursuant to written license agreements) to use and exploit, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade dress, trade secrets, inventions and discoveries and invention disclosures whether or not patented, copyrights in both published and unpublished works, including without limitation all compilations, data bases and computer programs, materials and other documentation, licenses, internet domain names and other intellectual property rights and similar rights that are used or held for use in, or necessary for the conduct of, the business of the Company or its subsidiary as currently conducted and as proposed to be conducted in the Filed SEC Documents (collectively, the “Company Intellectual Property”).

(b) No claim has been issued or served, or written threat of a claim or litigation made by any third party, against the Company or its subsidiary that alleges that any Company Intellectual Property is invalid or unenforceable. Neither the Company nor its subsidiary has received a notice (written or otherwise) that any material Company Intellectual Property has expired, terminated or been abandoned.

(c) Neither the Company nor its subsidiary have received any notice, written or otherwise, of any claim that any intellectual property owned or controlled by a third party has been infringed, misappropriated or otherwise violated by the conduct of the business of the Company or its subsidiary.

(d) There is no pending or, to the Company’s knowledge, threatened, action, suit, proceeding or claim by others challenging the Company’s or its subsidiary’s rights in or to any Company Intellectual Property.

(e) Neither the Company nor its subsidiary have made a claim against a third party alleging that a third party is infringing or has infringed, is misappropriating or has misappropriated, or is violating or has violated, any Company Intellectual Property, , nor has the Company or its subsidiary received any written notice regarding any such alleged infringement, misappropriation or violation.

(f) Except for such actions that would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, the Company and its subsidiary have complied with the terms of each agreement pursuant to which Company Intellectual Property has been licensed to the Company or such subsidiary, and all such agreements are in full force and effect.

4.17 Governmental and Regulatory Matters. No employee or agent of the Company or its subsidiary has made an untrue statement of a material fact to any governmental authority with respect to any product of the Company or its subsidiary in any submission to such governmental authority or otherwise, or failed to disclose a material fact required to be disclosed to any governmental authority with respect to such product. Neither the Company nor its subsidiary has received any written notices or correspondence or other communications from, governmental authorities alleging or asserting material non-compliance with any applicable law. None of the Company, its subsidiary nor any of their respective officers, directors or employees is currently, or has been: (i) disqualified, debarred or voluntarily excluded by the United States Food & Drug Administration (“FDA”) or any other governmental authority for any purpose, or received notice of action or threat of action with respect to debarment under the provisions of 21 U.S.C. §§ 335a, 335b, or 335c, 42 U.S.C. § 1320a-7, 45 C.F.R. Part 76 or any equivalent provisions in any other jurisdiction; (ii) subject to any other enforcement action involving the FDA or similar governmental authority in any other jurisdiction, including any suspension, consent decree, notice of criminal investigation, indictment, sentencing memorandum, plea agreement, court order or target or no-target letter, and none of the foregoing are pending, asserted or threatened against same; (iii) charged with or convicted for conduct relating to the development or approval, or otherwise relating to the regulation, of any drug product under the Generic Drug Enforcement Act of 1992, the FD&C Act or any other applicable law; (iv) convicted of any crime or engaged in any conduct for which such person could be excluded from participating in the federal health care programs under Section 1128 of the Social Security Act or any similar applicable law, or otherwise made ineligible to participate in U.S. federal or state health care programs, or any other relevant or analogous applicable law in any applicable jurisdictions; or (v) violated or caused a violation of any federal or state health care fraud and abuse or false claims statute or regulation, including, without limitation, the Medicare/Medicaid Anti-kickback provisions of the Social Security Act, 42 U.S.C. § 1320a-7b(b), and the relevant regulations in 42 C.F.R. Part 1001, or any other relevant or analogous applicable law in any applicable jurisdictions.

4.18 Clinical Studies. The preclinical studies and tests and clinical trials described in the Filed SEC Documents were, and, if still pending, are being conducted in all material respects in accordance with the experimental protocols, procedures and controls pursuant to, where applicable, accepted professional and scientific standards for products or product candidates comparable to those being developed by the Company; the descriptions of such studies, tests and trials, and the results thereof, contained in the Filed SEC Documents are accurate and complete in all material respects; and none of the Company’s ongoing tests, studies or trials is subject to a clinical hold or requires termination, suspension or a material modification based on written notice or correspondence from the FDA or any foreign, state or local governmental authority exercising comparable authority or any institutional review board or comparable authority .

4.19 No Disqualified Events. None of the Company, any affiliated issuer, any director, executive officer, or any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

4.20 Employee Relations. Except as disclosed in the Filed SEC Documents, no executive officer (as defined in Rule 501(f) promulgated under the Securities Act) has notified the Company or its subsidiary in writing that such executive officer intends to leave the Company or otherwise terminate such executive officer’s employment with the Company or its subsidiaries. To the Company’s knowledge, no executive officer of the Company or its subsidiary is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, noncompetition agreement, or any other material agreement or any material restrictive covenant involving or otherwise affecting such executive officer’s relationship with the Company or its subsidiary, and the continued employment of each such executive officer does not subject the Company or any of its subsidiaries to any material liability with respect to any of the foregoing matters. Neither the Company nor any of the subsidiaries is a party to any collective bargaining agreement nor does it employ any member of a union and there are no works councils or similar representative bodies within the Company or its subsidiary.

4.21 Tax Matters. The Company and its subsidiary have (A) timely prepared and filed all tax returns required to have been filed by them with all appropriate governmental authorities and (B) timely paid all taxes shown thereon or otherwise required to be paid by any of them and any other assessment, fine or penalty levied against any of them, except as currently being contested in good faith and for which adequate reserves have been created in the financial statements of the Company. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods have been and are adequate, and there are no unpaid assessments against the Company or any of its subsidiaries nor any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority. All taxes and other assessments and levies that the Company or any of its subsidiaries is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental authority or third party when due, except as would not, individually or in the aggregate, have a Material Adverse Effect. There are no tax liens or claims pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries or any of their assets or properties. There are no tax audits ongoing of which the Company or any of its subsidiaries has received written notice.

4.22 Disclosure. The Company understands and confirms that the Purchaser will rely on the foregoing representations in effecting the purchase of the Shares. To the knowledge of the executive officers of the Company, all due diligence materials regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company to the Purchaser upon the Purchaser’s request are, when taken together with the SEC Documents, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

5.1 Representations and Warranties. The Purchaser represents and warrants as of the Effective Date to, and covenants with, the Company as follows:

(a) The Purchaser is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and consummate the transactions contemplated by the Transaction Documents and to carry out its obligations hereunder and thereunder, and to purchase the Shares pursuant to this Agreement.

(b) The Purchaser acknowledges that it can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. The Purchaser has had an opportunity to receive, review and understand information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares, and has conducted its own independent due diligence. The Purchaser acknowledges that the Company has made available the SEC Documents. Based on the information the Purchaser has deemed appropriate, including the SEC Documents, it has independently made its own analysis and decision to enter into the Transaction Documents. The Purchaser is relying on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the execution, delivery and performance of the Transaction Documents, the Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company, including but not limited to all business, legal, regulatory, accounting, credit and tax matters, and has received no representations with regard to the Company or its business, condition (financial and otherwise), management, operations, properties and prospects, except for those set forth in the Transaction Documents.

(c) The Shares will be acquired for the Purchaser’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice, however, to the Purchaser’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal, state and foreign securities laws. The Purchaser is not a broker-dealer registered with the Commission under the Exchange Act or an entity engaged in a business that would require it to be so registered. The Purchaser understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(d) The Purchaser is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act. The Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares to be purchased hereunder.

(e) The execution, delivery and performance by the Purchaser of the Transaction Documents to which the Purchaser is a party have been, or as of the Closing Date, will have been, duly authorized and each has been or, as of the Closing Date, will have been, duly executed and when delivered will constitute the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with their respective terms, subject to the Enforceability Limitations.

(f) The execution, delivery and performance by the Purchaser of the Transaction Documents and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal, state and foreign securities laws) applicable to the Purchaser, except in the case of subsections (ii) and (iii) as would not materially and adversely affect the ability of the Purchaser to consummate the transactions required by the Transaction Documents.

(g) No third party will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) and is not affiliated with a registered broker dealer. Purchaser is not party to any agreement for distribution of any of the Shares.

(h) The Purchaser shall have completed or caused to be completed and delivered to the Company no later than the Closing Date, the Purchaser Questionnaire, and the answers to the Purchaser Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the Closing Date.

(i) The Purchaser has not taken any of the actions set forth in, and is not subject to, the disqualification provisions of Rule 506(d)(1) of the Securities Act.

(j) Other than pursuant to this Agreement, neither the Purchaser nor any of its Affiliates (as defined below) currently owns any interest greater than one percent (1%) in or has contracted to purchase any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock.

5.2 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Agreement, the Purchaser covenants that the Shares may be disposed of only pursuant to (x) an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable foreign, state and federal securities laws and (y) in accordance with the terms of the Stockholder Agreement (for so long as the restrictions set forth therein shall remain in effect). During the Lock-up Period (as defined in the Stockholder Agreement), the Purchaser may not, without the consent of the Company, transfer the Shares to any Person, other than an Affiliate of the Purchaser. As a condition of transfer of any Shares to any such Affiliate, any such Affiliate (i) shall agree in writing to be bound by the terms of this Agreement, shall have the rights and obligations of the Purchaser under this Agreement as if such Affiliate were an original party hereto, and (ii) during the Lock-up Period, shall agree in writing to be bound by the Stockholder Agreement (unless otherwise agreed in writing by the Company). For the purposes hereof, “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 144. For purposes hereof, “Control” (including the terms “controlling,” “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(b) Legends. Each of the book entry notations evidencing the Shares shall bear any legend as required by the “Blue Sky” laws of any state and the restrictive legends in substantially the following form and substance, as applicable, until such time as they are not required under Section 5.2(c) (and a stock transfer order may be placed against transfer of the certificates for the Shares):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS

EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND CERTAIN OTHER RESTRICTIONS, ALL AS SET FORTH IN THE STOCKHOLDER AGREEMENT BETWEEN GRITSTONE ONCOLOGY, INC. AND GILEAD SCIENCES, INC. ENTERED INTO PURSUANT TO THAT CERTAIN STOCK PURCHASE AGREEMENT, DATED AS OF JANUARY 29, 2021, BETWEEN GRITSTONE ONCOLOGY, INC. AND GILEAD SCIENCES, INC.

In addition, book entry notations representing the Shares may contain:

(i) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations.

(ii) Any legend required by the “Blue Sky” laws of any other state to the extent such laws are applicable to the sale of such Shares hereunder.

(c) Removal of Legends. The legends set forth in Section 5.2(b) above shall be removed and the Company shall issue or shall direct its transfer agent to issue a certificate without such legends or any other legend to the holder of the applicable Shares upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at the Depository Trust Company (“DTC”), if (A) such Shares have been or may be transferred in accordance with the terms of this Agreement and the Stockholder Agreement without restriction; and (B) (i) such Shares are sold or transferred pursuant to an effective registration statement covering the resale of such Shares by the Purchaser, (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (iii) such Shares are eligible for sale without any restrictions under Rule 144 (any Shares meeting such criteria being referred to as “Unrestricted Securities”). Following such time as a legend is no longer required for certain Shares, the Company will no later than two (2) Business Days (or such shorter time as may in the future be required pursuant to applicable law or regulation for the settlement of trades in securities on Nasdaq) following the delivery by the Purchaser to the Company or the Company’s transfer agent of a certificate representing Shares and if such Shares are certificated, issued with a restrictive legend, together with such representations and covenants of the Purchaser or the Purchaser’s executing broker as the transfer agent may reasonably require in connection therewith, deliver or cause to be delivered to the Purchaser a book entry position representing such shares that is free from any legend referring to the Securities Act. In lieu of delivering physical certificates, upon the written request of the Purchaser, the Company shall use its commercially reasonable efforts to transmit certificates for Shares subject to full legend removal hereunder to the Purchaser by crediting the account of the transferee’s Purchaser’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, or any successor system thereto. The time periods for delivery shall apply to the electronic transmittals described herein. Any delivery not effected by electronic transmission shall be effected by delivery of physical certificates. The Purchaser agrees that (x) the removal of the restrictive legend referring to the Stockholder Agreement from any certificates representing Shares as set forth in this Section 5.2(c) is predicated upon either (A) a transfer of such Shares in compliance with the terms of this Agreement or the Stockholder Agreement or (B) the termination of the restrictions set forth in this Agreement or the Stockholder Agreement; and (y) the removal of the restrictive legend referring to the Securities Act from any certificates representing Shares as set forth in this Section 5.2(c) above is predicated upon the Company’s reliance that the Purchaser would sell, transfer, assign, pledge, hypothecate or otherwise dispose of such Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

5.3 Restricted Shares. The Purchaser understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

SECTION 6. [RESERVED]

SECTION 7. [RESERVED]

SECTION 8. [RESERVED]

SECTION 9. BROKER’S FEES.

The Company and the Purchaser hereby represent that there are no other brokers or finders entitled to compensation, commissions, placement agent’s fees or similar payments in connection with the sale of the Shares.

SECTION 10. ADDITIONAL AGREEMENTS OF THE PARTIES.

10.1 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Shares and to provide a copy thereof, promptly to the Purchaser, and the Company will timely file all other filings with the Commission that may be required by the Company in connection with the entrance into this Agreement and the offer and the sale of the Shares. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Shares for, sale to the Purchaser at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of the Purchaser.

10.2 Integration. The Company shall not, and shall use its reasonable best efforts to ensure that no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser, or that will be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any trading market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

10.3 Short Sales and Confidentiality After the Date Hereof. The Purchaser covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it will execute any Short Sales during the period from the date hereof until such time as after the transactions contemplated by this Agreement are first publicly announced. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company in accordance with Section 10.4, the Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The Purchaser understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to effectiveness of a resale registration statement with securities included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Item 239.10 of the Securities Act Rules Compliance and Disclosure Interpretations compiled by the Office of Chief Counsel, Division of Corporation Finance.

10.4 Securities Laws Disclosure; Publicity. Neither party hereto will, and each party will cause its Affiliates not to, issue any other press release or other public statement disclosing the Transaction Documents, the activities hereunder or the transactions contemplated hereby, without first obtaining the other party’s prior written consent; provided that, the Company shall issue a press release in the form attached as a schedule to the Collaboration Agreement in accordance therewith. Notwithstanding the foregoing, if a Party is required by the Commission or other Person to make a disclosure of the terms of this Agreement in a filing or other submission as required by the Commission or such other Person, in each case under applicable law, and such party has: (a) provided copies of the disclosure to the other party reasonably in advance under the circumstances of such filing or other disclosure; (b) promptly notified the other party in writing of such requirement and any respective timing constraints; and (c) given the other party reasonable time under the circumstances from the date of provision of copies of such disclosure to comment upon and request confidential treatment for such disclosure, then such party will have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by the Commission or such other Person. If the Company has complied with the provisions of this Section 10.4, on or before 9:00 A.M., New York City time, on the third trading day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K (the “8-K”) with the Commission describing the material terms of the Transaction Documents. Notwithstanding the foregoing, if a party seeks to make a disclosure as required by the Commission or other Person as may be required by applicable law as set forth in this Section 10.4 and the other party provides comments in accordance with this Section 10.4, the party seeking to make such disclosure or its counsel, as the case may be, will consider in good faith such comments.

10.5 Further Assurances. Prior to the Closing and subject to the terms and conditions of this Agreement, each of the parties shall execute such further documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving notices to, or making any filings with, any court or governmental agency, authority or body or any arbitrator, if necessary) as may be reasonably requested by the other party to fully implement the intent and purpose of this Agreement. Without limiting the generality of the foregoing, each party hereto will promptly notify the other of the receipt and content of any inquiries or requests for additional information made by any court or governmental agency, authority or body or any arbitrator in connection therewith and keep the other apprised on a prompt basis of the status of any such inquiry or request. Each party shall promptly inform the other party of any oral communication with, and provide copies of written communications with, any court or governmental agency, authority or body or any arbitrator regarding any such filings or any such transaction. Except as prohibited by law, no party shall independently participate in any meeting or conference call with any court or governmental agency, authority or body or any arbitrator in respect of any such filings, investigation, or other inquiry without giving the other party prior notice of the meeting and, to the extent permitted by such court or governmental agency, authority or body or any arbitrator, the opportunity to attend and/or participate.

SECTION 11. INDEMNIFICATION.

11.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless the Purchaser and each Person, if any, who controls the Purchaser within the meaning of the Securities Act (each, an “Purchaser Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Purchaser Indemnified Party may become subject, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on (a) any inaccuracy in the representations and warranties of the Company contained in this Agreement or (b) breach of covenant or any failure of the Company to perform its obligations hereunder, and will reimburse each Purchaser Indemnified Party for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Purchaser Indemnified Party in connection with investigating, defending, settling, compromising or paying such loss, claim, damage, liability, expense or action.

11.2 Indemnification by Purchaser. The Purchaser shall indemnify and hold harmless the Company, each of its directors, and each Person, if any, who controls or is under common control with the Company within the meaning of the Securities Act (the “Company Indemnified Parties”), against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors may become subject insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on (a) any inaccuracy in the representations and warranties of the Purchaser contained in this Agreement or (b) breach of covenant or any failure of the Purchaser to perform its obligations hereunder, and will reimburse the applicable Company Indemnified Parties for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by any Company Indemnified Parties in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action.

SECTION 12. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

if to the Company, to:

Gritstone Oncology, Inc.

5959 Horton Street, Suite 300

Emeryville, California 94608

Attention: Rahsaan Thompson, General Counsel

Email: rthompson@gritstone.com

with a copy (which shall not constitute notice) to:

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attention: Brian Cuneo

E-Mail: brian.cuneo@lw.com

or to such other person at such other place as the Company shall designate to the Purchaser in writing.

If to the Purchaser, to the following address, or at such other address or addresses as the Purchaser may designate to the Company in writing:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, California 94404

Attn: General Counsel

Email: generalcounsel@gilead.com

with a copy (which shall not constitute notice) to:

Ropes & Gray LLP

1900 University Ave.

East Palo Alto, California 94303

Attention: Paul Scrivano, Amanda Austin, Sarah Young

Email: paul.scrivano@ropesgray.com, amanda.austin@ropesgray.com,

sarah.young@ropesgray.com

SECTION 13. MISCELLANEOUS.

13.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and the Purchaser.

13.2 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.3 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.4 Replacement of Shares. If the Shares are certificated and any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Company’s transfer agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Company’s transfer agent for any losses in connection therewith or, if required by the transfer agent, a bond in such form and amount as is required by the transfer agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares. If a replacement certificate or instrument evidencing any Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

13.5 Specific Performance. The parties hereto agree that irreparable damages would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms hereof, in addition to any other remedy to which the party may be entitled under applicable law.

13.6 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

13.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. This Agreement may be executed and delivered by facsimile or .pdf transmission, or by electronic signatures or other electronic means (including DocuSign), and the execution and delivery of this Agreement by any of the foregoing means (including by one or more or a combination of the foregoing means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system.

13.8 Successors and Assigns. Without the prior written consent of the Company, the rights and obligations of the Purchaser under this Agreement may only be assigned to a transferee of the Shares that is an Affiliate of the Purchaser and only upon compliance with the transfer restrictions set out in Section 5.2 hereof. Without the consent of the Purchaser, the Company may not assign its rights and obligations under this Agreement. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto.

13.9 Entire Agreement. This Agreement, the other Transaction Documents, and other documents delivered pursuant hereto, including the appendices, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

13.10 Payment of Fees and Expenses. Each of the Company and the Purchaser shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

13.11 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchaser and the Closing.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

GRITSTONE ONCOLOGY, INC.

By:	/s/ Rahsaan Thompson
Name:	Rahsaan Thompson
Title:	Executive Vice President and General Counsel

[Signature Page to Stock Purchase Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

PURCHASER:

GILEAD SCIENCES, INC.

By:	/s/ Andrew Dickinson
Name:	Andrew Dickinson
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Stock Purchase Agreement]

APPENDIX I

PURCHASER QUESTIONNAIRE

[Attached]

******************

PURCHASER QUESTIONNAIRE

To: Gritstone Oncology, Inc.

This Purchaser Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of the shares of the common stock, par value $0.0001 per share (the “Securities”), of Gritstone Oncology, Inc., a Delaware corporation (the “Corporation”). The Securities are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(a)(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling the Securities to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. By signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A. BACKGROUND INFORMATION

Name of Beneficial Owner of the Securities:

Business Address:______________________________________________________________________

(Number and Street)

City: _________________                         State: _____                                         Zip Code: ___________

Telephone Number: _______________________

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity: _________________________

State of formation: _____________________                     Approximate Date of formation: __________________

Were you formed for the purpose of investing in the securities being offered?    Yes    ☐                     No ☐

If an individual:

Residence Address: ___________________________________________________________________

(Number and Street)

City: _________________                         State: _____                                         Zip Code: ___________

Telephone Number: _______________________

Age: _________________                         Citizenship: _________                       Where registered to vote: _______

Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:

Are you a director or executive officer of the Corporation?     Yes  ☐    No  ☐

Social Security or Taxpayer Identification No.: ________________

PART B. ACCREDITED INVESTOR QUESTIONNAIRE

In order for the Corporation to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a purchaser of Securities of the Corporation.

☐ (1)

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan                association or other institution as defined in Section 3(a)(5)(A) of the Securities Act                 whether acting in its individual or fiduciary capacity;

☐ (2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

☐ (3)	An insurance company as defined in Section 2(a)(13) of the Securities Act;

☐ (4)	An investment adviser company registered pursuant to section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

☐ (5)	an investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act of 1940;

☐ (6)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

☐ (7)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

☐ (8)

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ (9)

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

☐ (10)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

☐ (11)

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

☐ (12)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Corporation;

☐ (13)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000 (exclusive of the value of that person’s primary residence);

☐ (14)

A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

☐ (15)	An executive officer or director of the Corporation;

☐ (16)

An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

PART C. BAD ACTOR QUESTIONNAIRE

1.	During the past ten years, have you been convicted of any felony or misdemeanor that is related to any securities matter?

  Yes    ☐         (If yes, please continue to Question 1.a)

  No     ☐         (If no, please continue to Question 2)

a)

If your answer to Question 1 was “yes”, was the conviction related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the Securities and Exchange Commission (the “SEC”); or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes    ☐         No    ☐

2.	Are you subject to any court injunction or restraining order entered during the past five years that is related to any securities matter?

  Yes    ☐         (If yes, please continue to Question 2.a)

  No     ☐         (If no, please continue to Question 3)

a) If your answer to Question 2 was “yes”, does the court injunction or restraining order currently restrain or enjoin you from engaging or continuing to engage in any conduct or practice related to: (i) the purchase or sale of any security; (ii) the making of any false filing with the SEC; or (iii) the conduct of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

Yes    ☐         No    ☐

3.	Are you subject to any final order[1] of any governmental commission, authority, agency or officer[2](2) related to any securities, insurance or banking matter?

  Yes    ☐         (If yes, please continue to Question 3.a)

  No     ☐         (If no, please continue to Question 4)

a)	If your answer to Question 3 was “yes”:

i)

Does the order currently bar you from: (i) associating with an entity regulated by such commission, authority, agency or officer; (ii) engaging in the business of securities, insurance or banking; or (iii) engaging in savings association or credit union activities?

  Yes    ☐         No    ☐

ii)	Was the order (i) entered within the past ten years and (ii) based on a violation of any law or regulation that prohibits fraudulent, manipulative or deceptive conduct?

  Yes    ☐         No    ☐

4.	Are you subject to any SEC disciplinary order?[3](3)

  Yes    ☐         (If yes, please continue to Question 4.a)

  No     ☐         (If no, please continue to Question 5)

a)

If your answer to Question 4 was “yes”, does the order currently: (i) suspend or revoke your registration as a broker, dealer, municipal securities dealer or investment adviser; (ii) place limitations on your activities, functions or operations; or (iii) bar you from being associated with any particular entity or class of entities or from participating in the offering of any penny stock?

5.	Are you subject to any SEC cease and desist order entered within the past five years?

  Yes    ☐         (If yes, please continue to Question 5.a)

  No     ☐         (If no, please continue to Question 6)

a)

If your answer to Question 5 was “yes”, does the order currently require you to cease and desist from committing or causing a violation or future violation of (i) any knowledge- based anti-fraud provision of the U.S. federal securities laws[4] or (ii) Section 5 of the Securities Act?

Yes    ☐         No    ☐

[1]

A “final order” is defined under Rule 501(g) as a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under applicable statutory authority that provides for notice and an opportunity for a hearing, and that constitutes a final disposition or action by such federal or state agency.

[2]

You may limit your response to final orders of: (i) state securities commissions (or state agencies/officers that perform a similar function); (ii) state authorities that supervise or examine banks, savings associations or credit unions; (iii) state insurance commissions (or state agencies/officers that perform a similar function); (iv) federal banking agencies; (v) the U.S. Commodity Futures Trading Commission; or (vi) the U.S. National Credit Union Administration.

[3]	You may limit your response to disciplinary orders issued pursuant to Sections 15(b) or 15B(c) of the Exchange Act or Section 203(e) or (f) of the Investment Advisers Act of 1940 (the “Advisers Act”).
[4]

Including (but not limited to) Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, Section 15(c)(1) of the Exchange Act, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder.

6.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association?

Yes ☐	(If yes, please describe the basis of any such suspension or expulsion and any related details in the space provided under Question 10 below)[5]

No ☐	(If no, please continue to Question 7)

7.

Have you registered a securities offering with the SEC, made an offering under Regulation A or been named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC?

Yes ☐	(If yes, please continue to Question 7.a)

No ☐	(If no, please continue to Question 8)

a)	If your answer to Question 7 was “yes”:

i)	During the past five years, was any such registration statement or Regulation A offering statement the subject of a refusal order, stop order or order suspending the Regulation A exemption?

Yes    ☐         No    ☐

ii)	Is any such registration statement or Regulation A offering statement currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

Yes    ☐         No    ☐

8.	Are you subject to a U.S. Postal Service false representation order entered within the past five years?

  Yes    ☐         No    ☐

9.

Are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the U.S. Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

  Yes    ☐         No    ☐

10.	In the space provided below, describe any facts or circumstances that caused you to answer “yes” to any Question (indicating the corresponding Question number). Attach additional pages if necessary.

[5]

In providing additional information, please explain whether or not the suspension or expulsion resulted from “any act or omission to act constituting conduct inconsistent with just and equitable principles of trade.”

A.	FOR EXECUTION BY AN INDIVIDUAL:

By:

Print Name:

Date

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

By:

Print Name:

Title:

Date

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By:

Print Name:

Title:

Date

Entity Name:

By:

Print Name:

Title:

Date

APPENDIX II

FORM OF STOCKHOLDER AGREEMENT

[Attached]

[SEE EXHIBIT 10.2]

APPENDIX III

FORM OF CROSS RECEIPT

Gritstone Oncology, Inc. hereby acknowledges receipt from Gilead Sciences, Inc. on January 29, 2021 of $30,000,000, representing the purchase price for 1,169,591 shares of Common Stock, par value $0.0001 per share, of Gritstone Oncology, Inc., pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and between Gilead Sciences, Inc. and Gritstone Oncology, Inc.

GRITSTONE ONCOLOGY, INC.

Name:
Title:

Gilead Sciences, Inc. hereby acknowledges receipt from Gritstone Oncology, Inc. on January 29, 2021 of 1,169,591 shares of Common Stock, par value $0.0001 per share, of Gritstone Oncology, Inc., delivered pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and between Gilead Sciences, Inc. and Gritstone Oncology, Inc.

GILEAD SCIENCES, INC.

Name:
Title:

APPENDIX IV

FORM OF OPINION OF LATHAM & WATKINS LLP

[INTENTIONALLY OMITTED]